3 rd Quarter 2011 Financial and Operating Results October 27, 2011 Exhibit 99.2

Special Note Regarding Forward-Looking Information
In addition to historical information, this presentation contains "forward-looking"
statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital’s annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 30, 2011, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, changes in tax policy or accounting rules, fluctuations in foreign exchange rates, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Overview Glenn Stevens, CEO

3Q 2011 Overview
• Q3 market conditions conducive to FX trading
• High levels of client activity and engagement throughout
the quarter
• Strong financial and operating results, with year-over-
year net revenue growth of approximately 5% and an
EBITDA margin of approximately 29%

3   Quarter 2011 Results Overview

• 3Q 2011 Financial Summary
• Net Revenue: $53.9 million
• EBITDA
(1)
: $15.6 million (29% margin)
• Adjusted Net Income
(2)
: $9.3 million (17% margin)
• Adjusted EPS (Diluted)
(3)
: $0.24
• GAAP EPS (Diluted): $0.20
• Operating Metrics
(4)
• Total trading volume up 99% to $708 billion
• Retail volume increased 44% to $448 billion
• Institutional volume grew to $260 billion
• Traded retail accounts for trailing 12 months up 8% to 65,401
• Funded retail accounts up 9% to 77,013
• Client assets of $286 million, up 29%
rd
  Note:   All growth compared to 3Q 2010.
(1) EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation and amortization. A reconciliation of net income to EBITDA and EBITDA margin is available in the appendix to this presentation.
(2) Adjusted net income is a non-GAAP financial measure that prior to the closing of our initial public offering in December 2010 represented our net income/(loss) excluding the change in fair value of the embedded derivative in our preferred stock and purchase intangible amortization.  With the consummation of our IPO, all outstanding shares of our preferred stock converted into common stock and in 2011 and in future periods adjusted net income will no longer reflect an adjustment related to the embedded derivative. A reconciliation of net income to adjusted net income and adjusted net income margin is available in the appendix to this presentation.
(3) Reconciliation of EPS to adjusted EPS available in appendix.
(4) Definitions for all our operating metrics are available in the appendix to this presentation.

Retail Trading Volume by Geography
(1)

9 Mos. Ended 9/30/10 9 Mos. Ended 9/30/11
Note: Dollars in billions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2)
Source:  Sankar, S. Retail FX: Entering a Phase of Mature Growth. Boston: Celent, 2011.
Global Retail FX Market (FY 2010)
(2)
Americas
56%
Europe
15%
Rest of World
1%
Americas
23%
Europe
16%
Rest of World
2%
Americas
20%
Asia-Pacific
40%
Europe
30%
Rest of
World
10%
Asia-Pacific
59%
Asia-Pacific
28%
Country/Region 9 Mos. 9/30/10 9 Mos. 9/30/11 % Growth
Americas $537.9 $283.0 (47%)
Asia-Pacific 265.3 712.0 168%
Europe 145.8 191.5 31%
Rest of World 9.4 21.0 122%
Total Retail Trading Volume $958.5 $1,207.5 26%

International Expansion
• Middle East
– Enhanced Arabic offering
– Increased indirect sales team
– 268% growth in volume (to $97B)
• China Region
– Hong Kong presence
– CBRC license; new Beijing representative office
– 307% growth in volume (to $77B)
• Korea
– Seoul representative office
– Expansion primarily via omnibus white-labels
– 124% growth in volume (to $109B)
• Japan
– Tokyo operation
– 125% growth in volume (to $169B)
• Australia/NZ
– Sydney office
– 98% growth in volume (to $64B)
• Europe
– Expanding to other large, high-growth European markets i.e. Germany

Note: Volume growth compared to 9 months ended September 2010.

New Products & Services
– GAIN GTX specialty execution desk operational
– Metals & NDFs now offered on GTX institutional ECN
– New commodity CFD products introduced via FOREX.com
• Range of CFDs now available to international retail customers - Equity
Indices, Energies, Metals, Softs/Ags
• Approximately 25% of active accounts traded CFDs in September 2011
– iPad app released
• Nearly 600% increase in mobile trading volume over last 12 months
• Mobile trades represented 12% of volume and 14% of all retail trades in
September

• 15% of international retail volume

Average execution speed
seconds
.08
.08
.08
.08
.08
.09
.08
.05
.05
.10
.08
.06
.04
.02
0
1/11
2/11
3/11
4/11
5/11
6/11
7/11
8/11
9/11
10/11
11/11
12/11
Elapsed time between market order receipt and execution

Execution Speed

% of trades executed in less than 1 second — **99.7%**
Represents all market and instant execution orders

Average execution speed — **.05 seconds**
Elapsed time between market order receipt and execution

Execution Price

% of limit orders price improved — **71.8%**
Limit orders executed at a price better than the requested price

Average price improvement per limit order — **1.72 pips**
Pip difference between requested and executed price of price improved limit orders (currencies only)

% of limit orders filled "at or better" — **100%**
Limit orders executed at the requested rate or better

Execution Rate

% of trades successfully executed — **99.5%**
Includes all valid market, instant execution, limit and stop order requests

GAIN | CAPITAL

Transparent Pricing & Execution

• Execution Scorecard updated monthly;
2011 Scorecard now available with nine
months of historical data
• Internal focus on improving execution
quality – recent technology investments
reduced average execution speed by
30% to .05 seconds
September 2011
(1)
(1) FOREX.com's execution statistics represent orders executed on FOREX.com's FOREXTrader platforms during market hours between August 31, 2011 17:00 ET and September 30, 2011 17:00 ET
We believe our voluntary execution and pricing stats demonstrate our execution advantage and provide customers with greater transparency

FOREX.com vs. GTIS
Midpoint Comparison
EUR/USD
1 Minute
Oct 20, 2011 04:19 PM ET
FOREX.com 1.37826 GTIS 1.37825
1.38000
1.37600
1.37400
1.37200
1.37000
10/20 01:30 PM
10/20 02:00 PM
10/20 02:30 PM
10/20 03:00 PM
10/20 03:30 PM
10/20 04:00 PM
10/20 04:30 PM
10/20 05:00 PM
FOREX.com
GTIS

GAIN CAPITAL

New Transparency Initiative

• Compares FOREX.com midpoint
prices to an independent FX rate
feed from Interactive Data
Corporation, GTIS
• GTIS is a proxy for the larger FX
market - represents the best bid
and offer from over 150 global
contributors, including many of the
world's leading banks
• Complements FOREX.com’s
existing pricing info and execution
scorecard
Third party price comparison demonstrates the accuracy of
FOREX.com pricing relative to the larger OTC FX marketplace

Strong Liquidity and Capital Allocation
• $61mm of average excess net capital
(1)
• Increased revolver availability from $20mm to
$50mm
• 850,121 shares repurchased for
approximately $5mm to date at an average
price of $5.88
• $0.05 per share quarterly dividend
announced
– Record Date: December 10
– Payment Date: December 23

(1) For the quarter ended September 30, 2011.

Financial and Operating Metric Review Henry Lyons, CFO

Financial Results

Note: Dollars in millions.
(1) Reconciliation of net income to adjusted net income and adjusted net income margin available in appendix.
(2) Adjusted EBITDA is a non-GAAP financial measure that prior to the closing of our initial public offering in December 2010 represented our earnings before interest, taxes, depreciation and amortization and excluded the change in fair value of the embedded derivative in our preferred stock. With the consummation of our IPO, all outstanding shares of our preferred stock converted into common stock. Accordingly, in 2011 we no longer adjusted EBITDA for the embedded derivative. A reconciliation of net income to adjusted
EBITDA and adjusted EBITDA margin is available in the appendix to this presentation.
$51.5
$53.9
$148.1
$149.9
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2010 2011 2010 2011
Revenue
$11.4 $11.6
$34.0 $34.9
$9.2 $8.8
$27.7
$28.0
$6.3
$9.9
$18.6
$25.5
$2.7
$6.4
$109.2
$48.9
$7.4
$9.2
$20.0
$25.1
$143.5
$42.2
$149.2
$119.9
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2010 2011 2010 2011
Total Expenses
Comp & Benefits Marketing Trading
Purchase Intangible Amort. Embedded Derivative All Other
Q3 9 Months
Q3
Q3 9 Months
Q3
9 Months
Q2
Q2
$10.5 $9.3
$30.0
$23.0
($98.7)
$7.6
($18.9)
$19.0
20%
17%
20%
15%
0%
5%
10%
15%
20%
25%
(120.0)
(100.0)
(80.0)
(60.0)
(40.0)
(20.0)
-
20.0
40.0
2010 2011 2010 2011
GAAP & Adjusted Net Income & Margin %
(1)
Adjusted Net Income GAAP Net Income Adjusted Net Income Margin %
$18.4
$15.6
$51.3
$39.7
36%
29%
34%
26%
0%
5%
10%
15%
20%
25%
30%
35%
40%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2010 2011 2010 2011
EBITDA (Adjusted EBITDA in 2010) & Margin %
(2)
EBITDA/Adjusted EBITDA EBITDA/Adjusted EBITDA Margin %
9 Months

Note:  Trading volume in billions.  Client assets in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ending September 30.
(3) As of September 30.
Q3 9 Months
$311.6
$447.9
$958.5
$1,207.5
$43.3
$260.0
$135.4
$467.5
$354.9
$707.9
$1,093.9
$1,675.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$1,400.0
$1,600.0
$1,800.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$1,400.0
$1,600.0
$1,800.0
2010 2011 2010 2011
Total Trading Volume
Retail Institutional
60,359
65,401
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2010 2011
Traded Retail Accounts (Last 12 Months)
70,858
77,013
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2010 2011
Funded Retail Accounts
$222.4
$286.4
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2010 2011
Client Assets
(3)
(2)
(2)
(3)
Operating Metrics
(1)

Operating Metrics (cont.)
(1)
15 Note:  Trades in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ending September 30.
7.5
10.9
23.6
29.3
-
5.0
10.0
15.0
20.0
25.0
30.0
35.0
2010 2011 2010 2011
Trades (2)
Q3
9 Months
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
Retail Trading Revenue per Million (Quarterly) Retail Trading Revenue per Million (Last Twelve Months)
Retail Trading Revenue per Million
(2)
$121.6
$164.2
$116.4
$130.4
$146.2 $118.0
Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11

Closing Remarks
• Continued financial and operational strength as
evidenced Q3 data
• Ongoing international expansion
• New products being developed and released
• Providing customers increased transparency into our
business
• Strong balance sheet for M&A and shareholder return

Appendix

Condensed Consolidated Statements of Operations

2011 2010 2011 2010
Revenue
Trading revenue 52.2 $            51.2 $            146.1 $           147.7 $
Other revenue 2.0 0.7 4.6 1.9
Total non-interest revenue 54.2 51.9 150.7 149.6
Interest revenue 0.1 0.1 0.3 0.2
Interest expense (0.4) (0.5) (1.1) (1.7)
Total net interest expense (0.3) (0.4) (0.8) (1.5)
Net Revenue 53.9 51.5 149.9 148.1
Expenses
Compensation and benefits 11.6 11.4 34.9 34.0
Selling and marketing 8.8 9.2 28.0 27.7
Trading expenses and commissions 9.9 6.3 25.5 18.6
Bank fees 1.3 1.0 3.4 3.2
Depreciation and amortization 1.0 0.9 2.9 2.5
Purchase intangible amortization 2.7 - 6.4 -
Communication and data processing 0.7 0.8 2.1 2.2
Occupancy and equipment 1.2 1.1 3.5 3.0
Bad debt provision 0.2 0.2 0.8 0.5
Professional fees 1.9 0.5 3.8 1.5
Product development, software and maintenance 1.0 0.9 3.0 2.5
Change in fair value of convertible,
redeemable preferred stock embedded
derivative
(1)
- 109.2 - 48.9
Other 1.9 2.0 5.6 4.6
Total 42.2 143.5 119.9 149.2
Income before income tax expense
and equity in earnings of equity method
investment 11.7 (92.0) 30.0 (1.1)
Income tax expense 4.1 6.7 11.0 18.2
Net income 7.6 (98.7) 19.0 (19.3)
Net loss applicable to
non-controlling interest - - - (0.4)
Net income applicable to GAIN
Capital Holdings,Inc. 7.6 $              (98.7) $           19.0 $            (18.9) $
Earnings per share
(2)
:
Basic 0.22 $            (32.38) $         0.55 $            (6.31) $
Diluted 0.20 $            (32.38) $         0.49 $            (6.31) $
Weighted averages shares outanding
(2)
Basic 34,625,525 3,047,974 34,313,987 3,001,057
Diluted 38,916,038 38,839,487 39,025,699 37,375,690
Three Months Ended September 30, Nine Months Ended September 30,
Note:   Dollars in millions.
(1)
For the periods prior to the closing of our initial public offering in December 2010, in accordance with Financial Accounting Standards Board Accounting Standards Codification 815, Derivatives and Hedging, we accounted for an embedded derivative liability attributable to the redemption feature of our previously outstanding preferred stock and amortization of purchase intangibles. This redemption feature and the associated embedded derivative liability was no longer required to be recognized following the conversion of all of our preferred stock to common stock in connection with our IPO.
(2) In connection with the completion of our initial public offering in December 2010 (the “IPO”), the our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO.
The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1.  Accordingly, all references to share and per share data have been retroactively restated for the three and nine months ended September 30, 2010 to reflect the effective
2.26-for-1 stock split.
:

Balance Sheet

Note: Dollars in millions.
September 30, December 31,
2011 2010
Assets
Cash and cash equivalents 371.2 $         284.2 $
Short term investments 0.1 0.1
Trading securities - 20.1
Receivables from brokers 78.6 98.1
Property and equipment, net 7.3 7.3
Prepaid assets 10.4 9.9
Goodwill 3.1 3.1
Intangible assets, net 13.0 9.1
Other assets 11.5 11.2
Total assets 495.2 $         443.1 $
Liabilities and shareholders' equity
Payables to brokers, dealers, FCM'S and other regulated entities 15.6 $           6.1 $
Payable to customers 270.9 250.6
Accrued compensation & benefits payable 3.1 5.1
Accrued expenses and other liabilities 16.6 10.5
Income tax payable 7.0 2.6
Notes payable 10.5 18.4
Total liabilities 323.7 $         293.3 $
Shareholders' equity 171.5 149.8
Total liabilities and shareholders' equity 495.2 $         443.1 $

Adjusted Net Income / Margin Reconciliation

Note: Dollars in millions.
(1)  In connection with the completion of our initial public offering in December 2010 (the “IPO”), the our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO.  The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1.
Accordingly, all references to share and per share data have been retroactively restated for the three and nine months ended September 30, 2010 to reflect the effective 2.26-for-1 stock split.
Three Months Ended September 30, Nine Months Ended September 30,
2011 2010 2011 2010
Revenue 53.9 $            51.5 $            149.9 $          148.1 $
Net income/(loss) applicable to GAIN
Capital Holdings, Inc. 7.6 (98.7) 19.0 (18.9)
Change in fair value of convertible,
redeemable preferred stock embedded
derivative - 109.2 - 48.9
Plus: Purchase intangible amortization (net of tax) 1.7 - 4.0 -
Adjusted Net Income 9.3 $             10.5 $            23.0 $            30.0 $
Adjusted Earnings per Share
(1)
Basic 0.27 $            3.46 $            0.67 $            10.01 $
Diluted 0.24 $            0.27 $            0.59 $            0.80 $
Net Income Margin % 14% NM 13% NM
Adjusted Net Income Margin % 17% 20% 15% 20%

EBITDA / Adjusted EBITDA / Margin Reconciliation

Note: Dollars in millions.
(1) EBITDA is not adjusted in 2011 since the embedded derivative relating to our previously outstanding preferred stock was extinguished in connection with our IPO.
Three Months Ended September 30, Nine Months Ended September 30,
2011 2010 2011 2010
Revenue 53.9 $            51.5 $            149.9 $          148.1 $
Interest on Note Payable 0.2 0.3 0.4 1.0
Revenue (ex. Interest on Note) 54.1 $            51.8 $            150.3 $          149.1 $
Net income/(loss) applicable to GAIN
Capital Holdings, Inc. 7.6 $             (98.7) $          19.0 $            (18.9) $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative - 109.2 - 48.9
Plus: Depreciation & amortization 1.0 0.9 2.9 2.5
Plus: Purchase intangible amortization 2.7 - 6.4 -
Plus: Interest expense of note payable 0.2 0.3 0.4 1.0
Plus: Income tax expense 4.1 6.7 11.0 18.2
Less: Net loss applicable to
non-controlling interest - - - (0.4)
EBITDA/Adjusted EBITDA
(1)
15.6 $            18.4 $            39.7 $            51.3 $
EBITDA/Adjusted EBITDA Margin %
(1)
29% 36% 26% 34%

Adjusted EPS (Diluted) Reconciliation

(1) Net of tax.
(2) In connection with the completion of our initial public offering in December 2010 (the “IPO”), the our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO.  The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1.
Accordingly, all references to share and per share data have been retroactively restated for the three and nine months ended September 30, 2010 to reflect the effective 2.26-for-1 stock split.
Three Months Ended September 30, Nine Months Ended September 30,
2011 2010 2011 2010
GAAP Earnings per Share (Diluted) 0.20 $             (32.38) $          0.49 $             (6.31) $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative -                 32.65              -                 7.11
Plus: Purchase intangible amortization
(1)
0.04               -                 0.10               -
Adjusted Earnings per Share (Diluted)
(2) 0.24 $             0.27 $             0.59 $             0.80 $

Q3 2011 Financial Summary

Note: Dollars in millions, except per share data.
(1) See page 21 for a reconciliation of GAAP net income to adjusted EBITDA.  EBITDA is not adjusted in 2011 since the embedded derivative relating to our previously outstanding preferred stock was extinguished in connection with our IPO.
(2) See page 20 for a reconciliation of GAAP net income to adjusted net income.
(3) See page 22 for a reconciliation of GAAP EPS to adjusted EPS.
3 Mos. Ended September 30, 9 Mos. Ended September 30, '11 v '10 % Change
2011 2010 2011 2010 Q3 YTD
Revenue $53.9 $51.5 $149.9 $148.1 5% 1%
Interest Expense on Note Payable 0.2 0.3 0.4 1.0 (47%) (55%)
Revenue (ex. Interest on Note) $54.1 $51.8 $150.3 $149.1 4% 1%
Operating Expenses 38.5 33.4 110.6 97.8 15% 13%
EBITDA/Adjusted EBITDA
(1)
$15.6 $18.4 $39.7 $51.3 (15%) (23%)
GAAP Net Income $7.6 ($98.7) $19.0 ($18.9) (108%) (201%)
Adjusted Net Income (2) 9.3 10.5 23.0 30.0 (11%) (23%)
GAAP EPS (Diluted) $0.20 ($32.38) $0.49 ($6.31) (101%) (108%)
Adjusted EPS (Diluted)
(3)
0.24 0.27 0.59 0.80 (12%) (26%)
EBITDA/Adjusted EBITDA Margin %
(1)
29% 36% 26% 34% (7 pts) (8 pts)
Net Income Margin % 14% NM 13% NM NA NA
Adjusted Net Income Margin %
(2)
17% 20% 15% 20% (3 pts) (5 pts)

Q3 2011 Operating Metrics

Note: Dollars in millions, except retail trading revenue per million.
(1) Average calculated using excess net capital balance at month-end.
3rd Quarter 9 Months '11 v '10 % Change
2011 2010 2011 2010 Q3 YTD
For Period Ending September 30,
Total Trading Volume (billions) $707.9 $354.9 $1,675.0 $1,093.9 99% 53%
Retail 447.9 311.6 1,207.5 958.5 44% 26%
Institutional 260.0 43.3 467.5 135.4 500% 245%
Traded Retail Accounts (Period) 36,927 32,976 56,247 52,467 12% 7%
Traded Retail Accounts (Last 12 Months) 65,401 60,359 65,401 60,359 8% 8%
New Retail Accounts 7,852 8,879 24,764 29,493 (12%) (16%)
Net Deposits from Retail Customers $64.8 $68.7 $189.9 $206.4 (6%) (8%)
Trades 10,949,800 7,535,907 29,339,268 23,586,007 45% 24%
Retail Trading Revenue per Million $116.4 $164.2 $121.0 $154.1 (29%) (21%)
As of September 30,
Funded Retail Accounts 77,013 70,858 77,013 70,858 9% 9%
Client Assets $286.4 $222.4 $286.4 $222.4 29% 29%
Average Excess Net Capital
(1)
$60.7 $63.7 $55.5 $61.2 (5%) (9%)

Monthly Operating Metrics
(1)

Note:  Dollars in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) As of period ended.
(3) For period ended.
(4) Excludes 13,091 accounts from GAIN Capital’s acquisition of CMS Forex.
(5) Excludes 1,650 accounts from GAIN Capital’s acquisition of dbFX.
Funded New Retail Client
Month Retail Accts.
(2)
Accounts
(3)
Assets
(2)
Oct 2010 81,793           3,345
(4)
$241.6
Nov 2010 84,985           3,054            263.2
Dec 2010 85,562           2,525            256.7
Jan 2011 86,236           2,902            277.0
Feb 2011 87,049           2,874            286.3
Mar 2011 85,698           3,132            283.0
Apr 2011 80,915           2,801            239.2
May 2011 79,623           2,775
(5)
290.8
Jun 2011 78,379           2,428            293.1
Jul 2011 78,082           2,350            283.4
Aug 2011 77,140           2,886            303.7
Sep 2011 77,013           2,616            286.4

Quarterly Operating Metrics
(1)

Note: For period ended.  Volume in billions.  Net deposits in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
Net Deposits
Volume Traded Retail From Retail
Quarter Retail Institutional Accts. (Period) Customers Trades
Q4 10 $366.3 $103.9 36,241               $61.4 8,161,012
Q1 11 402.5      110.1            36,570               60.7              9,025,828
Q2 11 357.2      97.4              36,868               64.3              9,363,640
Q3 11 447.9      260.0            36,927               64.8              10,949,800

Definition of Metrics
• Total Trading Volume
– Represents the U.S. dollar equivalent of notional amounts traded
• Traded Retail Accounts
– Retail accounts who executed a transaction during a given period
• Funded Retail Accounts
– Retail accounts who maintain a cash balance
• Client Assets
– Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions
• New Retail Accounts
– The number of customer accounts that have initially opened and funded their accounts
• Net Deposits from Retail Customers
– Represents customers’ deposits less withdrawals for a given period
• Trades
– The number of transactions retail customers have completed for a given period
• Retail Trading Revenue per Million
– The revenue we realize from our forex, CFDs and metals trading activities per one million of U.S.
dollar-equivalent trading volume
• Excess Net Capital
– Represents the excess funds held over the regulatory minimum capital requirements, as defined by the regulatory bodies that regulate our operating subsidiaries

3 Quarter 2011 Financial and Operating Results October 27, 2011 rd